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                                                                    EXHIBIT 10.9

                              AMENDMENT NUMBER ONE
                                       TO
                           MASTER REPURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 2, 2005,
                                     BETWEEN
                         BANK OF AMERICA, N.A., AS BUYER
                                       AND
   NEW CENTURY MORTGAGE CORPORATION, HOME123 CORPORATION, NEW CENTURY CREDIT
               CORPORATION AND NC CAPITAL CORPORATION, AS SELLERS
                                       AND
                 NEW CENTURY FINANCIAL CORPORATION, AS GUARANTOR

     This AMENDMENT NUMBER ONE TO MASTER REPURCHASE AGREEMENT (this "Amendment"), dated as of April 13, 2006 (the "Effective Date") is entered into between NEW CENTURY MORTGAGE CORPORATION, HOME123 CORPORATION, NEW CENTURY CREDIT CORPORATION and NC CAPITAL CORPORATION ("Sellers"), NEW CENTURY FINANCIAL CORPORATION ("Guarantor") and BANK OF AMERICA, N.A. ("Buyer").

                                    RECITALS

     A. Sellers, Guarantor and Buyer entered into that certain Master Repurchase Agreement dated as of September 2, 2005 (the "Repurchase Agreement").

     B. Buyer, Guarantor and Sellers each desire to modify the terms of the Repurchase Agreement as set forth in this Amendment.

     C. Sellers, Guarantor and Buyer each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

1. Miscellaneous. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment have the meanings assigned to them in this Amendment and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or section within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

2. Amendments to the Repurchase Agreement.

     (a) In Section 2(a) the following definitions shall be inserted:

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     "Accounts" shall mean the accounts in the name of the related Seller in which the related escrow holdback is held, which account has been pledged to the Buyer as security for the obligations of the Sellers.

     "Escrow Hold Back Loan" shall mean a Loan in connection with which the related Seller has held back an amount in escrow (which is held in an Account) related to completion of improvements to the Mortgaged Property where such improvements are not necessary for lawful occupancy of such Mortgaged Property.

     "Forty Year Mortgage Loan" shall mean (a) an Option ARM Loan or (b) a Loan which has been underwritten in accordance with the applicable provisions of the Fannie Mae Guides except as to maximum principal balance of loans, in each case which has a forty (40) year amortization period."

     "Option ARM Loan" means an Adjustable Rate Loan which (i) provides the Mortgagor with multiple Monthly Payment options and (ii) may result in Negative Amortization, as set forth in the Underwriting Guidelines.

     (b) In Annex 1, Section 4(b)(iv), the words "and Sellers" shall be deleted.

     (c) In Annex 1, Section 4(c)(iii), shall be deleted and the following inserted in its place:

     "Buyer's remedies upon the occurrence of an Event of Default shall be determined as if all Principals were a single Buyer."

     (d) In Annex 1, Section 5 shall be deleted in its entirety and replaced with:

          "Interpretation of Terms. All references to "Buyer" in the Agreement shall, subject to the provisions of this Annex I (including, among other provisions, the limitations on Agent's liability in Section 3 of this Annex
     1), be construed to reflect that (i) each Principal shall have, in connection with any Transaction or Transactions entered into by Agent on its behalf, the rights, responsibilities, privileges and obligations of a "Buyer" directly entering into such Transaction or Transactions with the other party under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole agent for performance of Buyer's obligations to Sellers and for receipt of performance by Sellers of their obligations to Buyer in connection with any Transaction or Transaction under the Agreement (including, among other things, as Agent for each Principal in connection with transfers of Securities, cash or other property and as agent for giving and receiving all notices under the Agreement). Both Agent and its Principal or Principals shall be deemed "parties" to the Agreement and all references to a "party" or "either party" in the Agreement shall be deemed revised accordingly."

     (e) Section 8 shall be amended by inserting "and deposit accounts (including, without limitation, the Accounts)" after "all accounts".

     (f) Section 13 shall be amended by inserting the following after paragraph
(v):

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     (w) With respect to each Escrow Hold Back Loan, the related Seller (i)
shall hold the related escrow holdback in the related Account and (ii) shall not withdraw any funds from the related Account prior to receipt by the related Seller of an appraisal with respect to such Mortgaged Property, subsequent to completion of the improvements in respect of which the escrow was established.

(g) Appendix A shall be amended as follows:

     (i) Paragraph (l) shall be amended by inserting the following at the beginning of the paragraph:

          "Except with respect to an Escrow Hold Back Loan,"

     (ii) After Paragraph (ttt) the following shall be inserted:

          "(uuu) With respect to each Escrow Hold Back Loan, (i) the related escrow holdback is held by a title insurance company in the Account
          (ii) no funds have been released from the related Account prior to receipt by the related Seller of an appraisal with respect to such Mortgaged Property, subsequent to completion of the improvements in respect of which the escrow was established (iii) such Loan is subject to a Takeout Commitment by an Approved Purchaser for a purchase price which takes into account the value of the Mortgaged Property after completion of the improvements and (iv) in connection with the addition of a swimming pool, the value of the Mortgaged Property for the purposes of calculating the loan-to value ratio, assumes that the improvements to the Mortgaged Property have been completed even if such improvements have not been completed.

     (h) Exhibit C of the Repurchase Agreement shall be deleted and shall be replaced in its entirety by Schedule One to this Amendment.

3. Servicing Agreement. The Sellers hereby confirm that RBC Centura Bank is no longer a "Servicer" of any Loans which are subject to Transactions. From the date hereof, New Century Mortgage Corporation is the Servicer.

4. No Other Changes. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Repurchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

5. Representations. In order to induce the Buyer to execute and deliver this Amendment, the Sellers hereby represent to the Buyer that as of the date hereof, after giving effect to this Amendment, the Sellers are in full compliance with all of the terms and conditions of the Repurchase Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement.

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6. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7. Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

                            [Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number One to the Master Repurchase Agreement as of the date first above written.

                                        BANK OF AMERICA, N.A., as Buyer


                                        By: /s/ Garrett Dolt
                                            ------------------------------------
                                        Name: Garrett Dolt
                                        Title: Principal


                                        NEW CENTURY MORTGAGE CORPORATION,
                                        as Seller, jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        HOME123 CORPORATION, as Seller, jointly
                                        and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NEW CENTURY CREDIT CORPORATION, as
                                        Seller, jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NC CAPITAL CORPORATION, as Seller,
                                        jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President

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Acknowledged and Agreed:

NEW CENTURY FINANCIAL CORPORATION,
as Guarantor


By: /s/ Kevin Cloyd
    ---------------------------------
Name: Kevin Cloyd
Title: Executive Vice President